October 22, 2026

BNY MELLON INVESTMENT FUNDS VI
BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectuses and Prospectuses

Effective October 31, 2026, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectuses and "Fund Summary – Portfolio Management" in the prospectuses:

James Stavena and Francis Tran are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since June 2022 and October 2026, respectively. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at BNY Advisors and is an employee of NIMNA. Mr. Tran is a senior portfolio manager on the Multi-Asset Solutions team at BNY Advisors and is an employee of NIMNA. Messrs. Stavena and Tran allocate the fund's assets among equity portfolio managers employed by NIMNA and fixed-income portfolio managers employed by NIM and manage the fund in their capacity as employees of NIMNA.

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Effective October 31, 2026, the following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectuses:

James Stavena and Francis Tran are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since June 2022 and October 2026, respectively. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at BNY Advisors. He has been employed by NIMNA or a predecessor company of NIMNA since 1998, and by BNY Advisors since May 2025. Mr. Tran is a senior portfolio manager on the Multi-Asset Solutions team at BNY Advisors. He has been employed by NIMNA or a predecessor company since 2003, and by BNY Advisors since May 2025. Messrs. Stavena and Tran manage the fund in their capacity as employees of NIMNA.

6000-6005STK1026